Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Ben Wirzba, the President and Chief Executive Officer of South Bow Corporation (the “Company”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, in connection with the Company’s report on Form 6-K for the period ended September 30, 2024 with the Securities and Exchange Commission (the “Report”), that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2024

/s/ Ben Wirzba
Ben Wirzba
President and Chief Executive Officer
(Principal Executive Officer)